UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2006

RoomLinX Inc.
(Exact Name of Registrant as Specified in its Charter)

NV	000-26213	83-0401552

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2150 W. 6th Ave., Unit N, Broomfield, Colorado 80020	80020
(Address of Principal Executive Offices)	(Zip Code)

303-544-1111
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On November 21, 2006, the Company issued a press release providing a financial update and guidance for the quarter ended September 30, 2006. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 5.02.       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 17, 2006, Mr. Aaron Dobrinsky resigned from the Registrant’s Board of Directors.

On November 20, 2006, the Registrant’s Board of Directors agreed to issue, based on the closing price of the Registrant’s Common Stock on November 20, 2006 (later determined to be $0.02 per share), (i) to each of Peter Bordes and Herbert Hunt shares of the Registrant’s Common Stock having an aggregate value of $60,000 as payment in full of their respective Board compensation owed to them for the three-year period 2004 - 2006 and (ii) to Mr. Dobrinsky shares of the Corporation’s Common Stock having an aggregate value of $20,000 as payment in full of his respective Board compensation owed to him for 2006.

On November 20, 2006, the Registrant’s Board of Directors approved the grant, under the Registrant’s Long-Term Incentive Plan, of an aggregate of 11,400,000 Incentive Stock Options (“ISOs”) and an aggregate of 3,700,000 Non-Qualified Stock Options (“NQOs”). 10,000,000 of the ISOs were granted to Michael S. Wasik, the President, Chief Executive Officer and Chief Financial Officer of the Registrant, of which (i) 6,000,000 vest immediately and (ii) 4,000,000 vest over three years with one-third vesting on the first anniversary of Mr. Wasik’s employment with the Registrant and an additional one-third vesting on each of the following two anniversaries thereof. 1,000,000 of the NQOs were granted to each of Peter Bordes and Herbert Hunt with respect to their service as members of the Board of Directors of the Registrant during 2005 and 2006 and vest immediately. 500,000 of the NQOs were granted to Aaron Dobrinsky with respect to his service as a member of the Board of Directors of the Registrant during 2006 and vest immediately.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial statements:
None

(b)	Pro forma financial information:
None

(c)	Shell company transactions:
None

(d)	Exhibits
99.1	Press Release of RoomLinX Inc. dated November 21, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 21, 2006		ROOMLINX INC.

	By:	/s/ Michael S. Wasik
Michael S. Wasik
President, Chief Executive Officer and Chief Financial Officer

EXHBIT INDEX

Exhibit No.	Description

99.1	Press Release of RoomLinX Inc. dated November 21, 2006